SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2006, A.S.V., Inc. (ASV) issued a press release announcing the postponement of its earnings release and conference call scheduled for Tuesday, February 28, 2006. This postponement will allow the Company additional time to resolve an accounting issue relating to an $8.3 million equipment purchase during the quarter ended June 30, 2005, which was previously disclosed. ASV plans to reschedule the release of its earnings and conference call as soon as practicable.

For additional information, see the press release included as Exhibit 99 hereto.

Item 9.01	Financial Statements and Exhibits.

c.	Exhibits

The following exhibit is being furnished herewith

Exhibit	Description of Exhibit
99	Press release dated February 28, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 28, 2006

A.S.V., Inc.

By:	/s/ Gary Lemke

	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Press release dated February 28, 2006